EXHIBIT 10.8

                                 AMENDMENT NO. 4
                                       TO
                             DEL LABORATORIES, INC.
                              AMENDED AND RESTATED
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         WHEREAS, effective January 1, 1998, Del Laboratories, Inc. (the "Company") adopted the Del Laboratories, Inc. Supplemental Executive Retirement Plan ("SERP"), which provides for payment to selected employees of pension or pension-related benefits which cannot be paid under the Del Laboratories, Inc. Employees' Pension Plan; and

         WHEREAS, the SERP was amended and restated in its entirety effective January 1, 1994 (the "Restated SERP"); and

         WHEREAS, the Company has determined that Section 3(a) of the Restated SERP should be amended, effective as of January 1, 2001;

         NOW, THEREFORE, the Company hereby amends, effective as of January 1, 2001, the Restated SERP as follows:

                                  FIRST CHANGE

         Effective as of January 1, 2001, Section 2 of the Restated SERP is hereby amended to add the following sentence at the end of said Section:

         "Enzo J. Vialardi shall be added as an Initial Participant."

                             SECOND AND FINAL CHANGE

         Effective as of January 1, 2001, Section 3(a)(i) of the Restated SERP is hereby amended to add the following sentence at the end of said Section:

         "Whereas the Initial Participant, Enzo J. Vialardi, had no Compensation for the 1996 Plan Year, his Compensation for the 1999 Plan Year shall be used in the calculation of his Supplemental Benefit."


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         IN WITNESS WHEREOF, Del Laboratories, Inc. has caused this Amendment
No. 4 to the Del Laboratories, Inc. Amended and Restated Supplemental Executive Retirement Plan to be executed by its duly authorized officers and its corporate seal to be affixed hereto.

Dated:    March 27, 2001            DEL LABORATORIES, INC.

                                    By: /S/ DAN K. WASSONG
                                       -----------------------------------------
                                        Dan K. Wassong
                                        Chairman, President and
                                        Chief Executive Officer



ATTEST:

 S/ GENE WEXLER
--------------------------
Officer of the Company



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